2nd QUARTER 2024 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corp. 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Quarter Ended June 30, 2024 -2- Overview Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of June 30, 2024, ROIC owned 95 shopping centers encompassing approximately 10.7 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services, S&P Global Ratings and Fitch Ratings, Inc. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (rental revenue and other income), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions and extraordinary items. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs.

Supplemental Disclosure
Quarter Ended June 30, 2024

Table of Contents

	Page
Financial Data	
Balance Sheets	4
Income Statements	5
Funds From Operations	6
Summary of Debt Outstanding	7
Selected Financial Analysis	9
Property Acquisitions	10
Portfolio Data	
Property Portfolio	11
Same-Center Cash Net Operating Income Analysis	14
Top Ten Tenants	15
Lease Expiration Schedule	16
Leasing Summary	17
Same-Space Comparative Leasing Summary	18
Leased vs. Billed Summary	19
Footnotes	20
Investor Information	21

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Supplemental Disclosure Quarter Ended June 30, 2024 -4- Balance Sheets (unaudited, dollars in thousands, except par values and share amounts) 06/30/24 12/31/23 ASSETS: Real Estate Investments: Land $ 986,857 $ 967,251 Building and improvements 2,555,541 2,500,647 3,542,398 3,467,898 Less: accumulated depreciation 689,352 654,543 2,853,046 2,813,355 Mortgage note receivable 4,647 4,694 Real Estate Investments, net 2,857,693 2,818,049 Cash and cash equivalents 2,114 6,302 Restricted cash — 2,116 Tenant and other receivables, net 59,410 61,193 Acquired lease intangible assets, net 44,694 42,791 Prepaid expenses 2,760 3,354 Deferred charges, net 27,660 27,294 Other assets 17,199 16,541 TOTAL ASSETS $ 3,011,530 $ 2,977,640 LIABILITIES: Term loan $ 199,866 $ 199,745 Credit facility 164,000 75,000 Senior Notes 1,044,523 1,043,593 Mortgage notes payable 33,648 60,052 Acquired lease intangible liabilities, net 133,561 137,820 Accounts payable and accrued expenses 44,579 50,598 Tenants’ security deposits 8,571 8,205 Other liabilities 38,783 39,420 TOTAL LIABILITIES 1,667,531 1,614,433 EQUITY: Common stock, $0.0001 par value, 500,000,000 shares authorized 13 13 Additional paid-in capital 1,646,267 1,643,908 Accumulated dividends in excess of earnings (377,091) (357,160) Accumulated other comprehensive income 234 559 Total Retail Opportunity Investments Corp. stockholders’ equity 1,269,423 1,287,320 Non-controlling interests 74,576 75,887 TOTAL EQUITY 1,343,999 1,363,207 TOTAL LIABILITIES AND EQUITY $ 3,011,530 $ 2,977,640 The Company’s Form 10-Q for the quarter ended June 30, 2024, and Form 10-K for the year ended December 31, 2023 should be read in conjunction with the above information.

Supplemental Disclosure
Quarter Ended June 30, 2024

Income Statements

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended	
	06/30/24	06/30/23	06/30/24	06/30/23
REVENUES:				
Rental revenue	$ 82,219	$ 79,630	$ 166,779	$ 158,629
Other income	1,101	2,410	1,871	2,707
TOTAL REVENUES	83,320	82,040	168,650	161,336
OPERATING EXPENSES:				
Property operating	14,472	13,581	28,555	27,783
Property taxes	8,488	8,924	17,048	17,768
Depreciation and amortization	26,331	25,126	52,600	50,230
General and administrative expenses	5,682	5,776	11,364	11,096
Other expense	505	482	657	654
TOTAL OPERATING EXPENSES	55,478	53,889	110,224	107,531
OPERATING INCOME	27,842	28,151	58,426	53,805
NON-OPERATING EXPENSES:				
Interest expense and other finance expenses	(20,043)	(17,633)	(38,962)	(34,591)
NET INCOME	7,799	10,518	19,464	19,214
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(433)	(589)	(1,080)	(1,143)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 7,366	$ 9,929	$ 18,384	$ 18,071
NET INCOME PER COMMON SHARE - BASIC AND DILUTED	$ 0.06	$ 0.08	$ 0.14	$ 0.14
Weighted average common shares outstanding - basic	126,593	125,125	126,593	124,679
Weighted average common shares outstanding - diluted	134,314	133,044	134,326	133,069
RENTAL REVENUE				
Base rents	$ 59,041	$ 57,160	$ 116,972	$ 113,807
Recoveries from tenants	20,992	19,868	41,539	40,032
Straight-line rent	231	979	423	1,326
Amortization of above-market and below-market rent, net	2,664	2,609	9,321	5,473
Bad debt	(709)	(986)	(1,476)	(2,009)
TOTAL RENTAL REVENUE	$ 82,219	$ 79,630	$ 166,779	$ 158,629

The Company's Form 10-Q for the quarters ended June 30, 2024 and June 30, 2023 should be read in conjunction with the above information.

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Supplemental Disclosure Quarter Ended June 30, 2024 -6- Funds From Operations (unaudited, in thousands, except per share amounts) Three Months Ended Six Months Ended 06/30/24 06/30/23 06/30/24 06/30/23 Funds from Operations (FFO): Net income attributable to ROIC common stockholders $ 7,366 $ 9,929 $ 18,384 $ 18,071 Plus: Depreciation and amortization expense 26,331 25,126 52,600 50,230 FUNDS FROM OPERATIONS - BASIC 33,697 35,055 70,984 68,301 Net income attributable to non-controlling interests 433 589 1,080 1,143 FUNDS FROM OPERATIONS - DILUTED $ 34,130 $ 35,644 $ 72,064 $ 69,444 FUNDS FROM OPERATIONS PER SHARE - BASIC $ 0.27 $ 0.28 $ 0.56 $ 0.55 FUNDS FROM OPERATIONS PER SHARE - DILUTED $ 0.25 $ 0.27 $ 0.54 $ 0.52 Weighted average common shares outstanding - basic 126,593 125,125 126,593 124,679 Weighted average common shares outstanding - diluted 134,314 133,044 134,326 133,069 Common dividends per share $ 0.15 $ 0.15 $ 0.30 $ 0.30 FFO Payout Ratio 60.0% 55.6% 55.6% 57.7 % Additional Disclosures: Non-Cash Expense (Income) Straight-line rent $ (231) $ (979) $ (423) $ (1,326) Above-market and below-market rent amortization, net (2,664) (2,609) (9,321) (5,473) Deferred financing costs and mortgage premiums, net 913 1,094 1,789 1,836 Stock based compensation 3,283 3,430 6,070 6,357 Capital Expenditures Tenant improvements $ 4,599 $ 6,548 $ 9,940 $ 11,422 Leasing commissions 414 366 974 895 Building improvements 217 1,078 1,012 1,585 Reimbursable property improvements 2,138 878 3,730 1,262 Pad and other development 803 2,314 3,414 4,295 The above does not purport to disclose all items required under GAAP.

Supplemental Disclosure
Quarter Ended June 30, 2024

Summary of Debt Outstanding

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt						
Mortgage Debt:						
Diamond Hills Plaza	$	33,694	3.55 %	3.61 %	10/1/2025	2.3 %
Total Mortgage Debt		33,694	3.55 %	3.61 %	1.3 Years (WA)	2.3 %
Unsecured Senior Notes:						
Senior Notes Due 2024		250,000	4.00 %	4.21 %	12/15/2024	17.3 %
Senior Notes Due 2026		200,000	3.95 %	3.95 %	9/22/2026	13.8 %
Senior Notes Due 2027		250,000	4.19 %	4.19 %	12/15/2027	17.3 %
Senior Notes Due 2028		350,000	6.75 %	6.86 %	10/15/2028	24.1 %
Total Unsecured Senior Notes		1,050,000	4.95 %	5.04 %	2.8 Years (WA)	72.5 %
Term Loan:						
Interest rate swap		100,000	5.58 %	5.58 %	8/31/2024	6.9 %
Interest rate swap		50,000	5.13 %	5.13 %	8/31/2024	3.5 %
Total Term Loan		150,000	5.43 %	5.43 %		10.4 %
Total Fixed Rate Debt		**1,233,694**	**4.97 %**	**5.05 %**	**2.7 Years (WA)** (1)	**85.2 %**
Variable Rate Debt						
Credit Facility		164,000	6.28 %	6.28 %	3/2/2027 (2)	11.3 %
Term Loan		200,000	6.43 %	6.43 %	1/20/2025	3.5 %
Interest rate swaps - Term Loan		(150,000)				
Total Variable Rate Debt		**214,000**	**6.32 %**	**6.32 %**	**1.5 Years (WA)**	**14.8 %**
TOTAL PRINCIPAL DEBT	**$**	**1,447,694**	**5.17 %**	**5.23 %**	**2.4 Years (WA)** (1)	**100.0 %**
Net unamortized discounts on notes		(1,680)				
Net unamortized deferred financing charges (3)		(3,977)				
Total Debt	**$**	**1,442,037**				

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Supplemental Disclosure Quarter Ended June 30, 2024 -8- Summary of Debt Outstanding, continued (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility (2) Term Loan Unsecured Notes Payments Debt Maturing 2024 $ 357 $ — $ — $ — $ 250,000 $ 250,357 17.3% 2025 550 32,787 — 200,000 — 233,337 16.2% 2026 — — — — 200,000 200,000 13.8% 2027 — — 164,000 — 250,000 414,000 28.6% 2028 — — — — 350,000 350,000 24.1 % Thereafter — — — — — — — % $ 907 $ 32,787 $ 164,000 $ 200,000 $ 1,050,000 $ 1,447,694 100.0 % Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 94 10,606,991 98.7 % Encumbered properties 1 139,455 1.3% 95 10,746,446 100.0 % Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,414,000 97.7 % Secured principal debt 33,694 2.3 % Total Principal Debt $ 1,447,694 100.0%

Supplemental Disclosure
Quarter Ended June 30, 2024

Selected Financial Analysis

(unaudited, in thousands, except per share amounts)

	06/30/24	03/31/24	12/31/23	09/30/23	06/30/23
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	2.7x	3.0x	2.7x	3.0x	3.0x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	2.7x	3.0x	2.7x	3.0x	3.0x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	6.6x	6.4x	6.2x	6.4x	6.5x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	6.5x	6.2x	6.4x	6.4x	6.5x
Debt/book value ratios, at period end:					
Total principal debt/total book assets	48.1%	46.4%	46.5%	49.3%	46.1%
Total principal debt/undepreciated book value	39.1%	37.9%	38.1%	41.1%	38.2%
Secured principal debt/undepreciated book value	0.9%	1.6%	1.7%	1.6%	1.7%
Market capitalization calculations, at period end:					
Common shares outstanding	126,593	126,593	126,160	125,256	125,256
Operating partnership units (OP units) outstanding	7,437	7,437	7,437	7,437	7,437
Common stock price per share	$ 12.43	$ 12.82	$ 14.03	$ 12.38	$ 13.51
Total equity market capitalization	$ 1,666,000	$ 1,718,271	$ 1,874,372	$ 1,642,741	$ 1,792,684
Total principal debt	1,447,694	1,377,868	1,385,045	1,560,219	1,373,389
TOTAL MARKET CAPITALIZATION	$ 3,113,694	$ 3,096,139	$ 3,259,417	$ 3,202,960	$ 3,166,073
Unsecured Senior Notes Financial Covenants: [4]					
Total debt to total assets not to exceed 60%	40.9%	39.7%	39.9%	42.8%	40.1%
Total secured debt to total assets not to exceed 40%	0.9%	1.7%	1.7%	1.7%	1.8%
Total unencumbered assets to total unsecured debt not to be less than 150%	246.8%	254.1%	252.8%	234.5%	251.2%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	2.8x	2.9x	2.9x	3.1x	3.2x

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended June 30, 2024 -10- Property Acquisitions (dollars in thousands) Date Owned Shopping Centers Location Acquired Purchase Amount GLA 2Q 2024 Bressi Ranch Village Center Carlsbad, CA 04/04/24 $ 70,100 116,278 $ 70,100 116,278 Total 2024 Acquisitions $ 70,100 116,278

Property Portfolio

Supplemental Disclosure
Quarter Ended June 30, 2024

(dollars in thousands)

Metro Area	City	State	Date Acquired	Owned GLA	% Leased	ABR [5]	Major Tenants
Los Angeles metro area							
Bouquet Center	Santa Clarita	CA	04/28/16	148,903	98.4 %	$ 3,887	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
Casitas Plaza Shopping Center	Carpinteria	CA	03/10/16	105,118	100.0 %	2,101	Albertsons Supermarket, CVS Pharmacy
Claremont Promenade	Claremont	CA	09/23/10	92,297	87.7 %	2,236	Super King Supermarket
Diamond Bar Town Center	Diamond Bar	CA	02/01/13	100,342	100.0 %	2,534	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	Diamond Bar	CA	04/22/13	139,455	99.9 %	4,303	H-Mart Supermarket, Planet Fitness
Fallbrook Shopping Center	Los Angeles	CA	06/13/14	755,164	84.5 %	14,015	Sprouts Market, Trader Joes, Kroger (Ralph's) Supermarket*, TJ Maxx
Foothill Plaza	La Verne	CA	12/01/23	64,514	100.0 %	1,526	Sprouts Market
Gateway Village	Chino Hills	CA	12/17/10	96,959	95.4 %	2,980	Sprouts Market
Glendora Shopping Center	Glendora	CA	08/01/12	106,535	100.0 %	1,560	Albertsons Supermarket
Magnolia Shopping Center	Santa Barbara	CA	03/10/16	116,089	96.9 %	2,513	Kroger (Ralph's) Supermarket
Moorpark Town Center	Moorpark	CA	12/03/14	133,547	92.3 %	2,030	Kroger (Ralph's) Supermarket, CVS Pharmacy
North Ranch Shopping Center	Westlake Village	CA	06/01/16	146,444	89.1 %	5,030	Kroger (Ralph's) Supermarket, Trader Joe's, Planet Fitness
Ontario Plaza	Ontario	CA	01/06/15	150,149	97.2 %	2,488	El Super Supermarket, Rite Aid Pharmacy
Paramount Plaza	Paramount	CA	12/22/09	95,062	98.5 %	2,001	Grocery Outlet Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	Thousand Oaks	CA	01/06/15	110,092	95.2 %	2,846	Safeway (Vons) Supermarket, Dollar Tree
Plaza de la Cañada	La Cañada Flintridge	CA	12/13/13	100,425	100.0 %	2,807	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Redondo Beach Plaza	Redondo Beach	CA	12/28/12	110,509	100.0 %	2,527	Safeway (Vons) Supermarket, Petco
Seabridge Marketplace	Oxnard	CA	05/31/12	98,348	91.5 %	1,929	Safeway (Vons) Supermarket
The Knolls	Long Beach	CA	10/03/16	51,858	100.0 %	1,453	Trader Joe's, Pet Food Express
The Terraces	Rancho Palos Verdes	CA	03/17/17	172,922	94.4 %	3,729	Trader Joe's, Marshall's, LA Fitness
Warner Plaza	Woodland Hills	CA	12/31/15	110,918	96.4 %	4,738	Sprouts Market, Kroger (Ralph's) Supermarket*, Rite Aid Pharmacy*
Los Angeles metro area total				**3,005,650**	**93.4 %**	**$ 69,233**	
Seattle metro area							
Ballinger Village	Shoreline	WA	08/19/22	112,228	100.0 %	$ 2,532	Thriftway Supermarket, Rite Aid Pharmacy
Bellevue Marketplace	Bellevue	WA	12/10/15	113,758	100.0 %	3,778	Asian Family Market
Bridle Trails Shopping Center	Kirkland	WA	10/17/16	110,257	100.0 %	2,570	Grocery Outlet Supermarket, Rite Aid (Bartell) Pharmacy, Dollar Tree
Canyon Crossing	Puyallup	WA	04/15/13	120,398	100.0 %	3,037	Safeway Supermarket
Canyon Park Shopping Center	Bothell	WA	07/29/11	123,592	100.0 %	2,722	PCC Community Market, Rite Aid Pharmacy, Petco
Crossroads Shopping Center	Bellevue	WA	2010/2013	473,127	99.1 %	12,854	Kroger (QFC) Supermarket, Dick's Sporting Goods, Edgeworks Climbing
Four Corner Square	Maple Valley	WA	12/21/15	119,531	100.0 %	2,795	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Gateway Shopping Center	Marysville	WA	02/16/12	104,298	100.0 %	2,740	WinCo Foods*, Rite Aid Pharmacy, Ross Dress For Less
Hawks Prairie Shopping Center	Lacey	WA	09/09/11	157,529	100.0 %	2,063	Safeway Supermarket, Dollar Tree, Big Lots, Ace Hardware
Highland Hill Shopping Center	Tacoma	WA	05/09/17	163,926	95.9 %	3,011	WinCo Foods, LA Fitness, Dollar Tree, Petco
Meridian Valley Plaza	Kent	WA	02/01/10	51,597	100.0 %	949	Kroger (QFC) Supermarket
North Lynnwood Shopping Center	Lynnwood	WA	10/19/17	63,606	100.0 %	1,154	Grocery Outlet Supermarket, Dollar Tree
Olympia Square North	Olympia	WA	04/01/22	89,884	100.0 %	1,118	Albertsons Supermarket
Olympia West Center	Olympia	WA	12/06/21	69,212	100.0 %	1,604	Trader Joe's, Petco
PCC Community Markets Plaza	Edmonds	WA	01/25/17	34,459	100.0 %	759	PCC Community Market
South Point Plaza	Everett	WA	11/10/21	189,960	88.0 %	2,236	Grocery Outlet Supermarket, Hobby Lobby, Pep Boys
Stadium Center	Tacoma	WA	02/23/18	48,888	96.5 %	1,056	Thriftway Supermarket
Summerwalk Village	Lacey	WA	12/13/19	61,545	100.0 %	989	Walmart Neighborhood Market
The Market at Lake Stevens	Lake Stevens	WA	03/11/10	74,130	100.0 %	1,708	Albertsons (Haggen) Supermarket
Thomas Lake Shopping Center	Mill Creek	WA	08/19/22	111,604	100.0 %	2,101	Safeway Supermarket
Seattle metro area total				**2,393,529**	**98.5 %**	**$ 51,776**	

* These retailers are not tenants of ROIC.

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Supplemental Disclosure
Quarter Ended June 30, 2024

Property Portfolio, continued

(dollars in thousands)

Metro Area	City	State	Date Acquired	Owned GLA	% Leased		ABR [5]	Major Tenants
Portland metro area								
Cascade Summit Town Square	West Linn	OR	08/20/10	94,934	100.0 %	$	2,119	Safeway Supermarket, U.S. Postal Service
Division Center	Portland	OR	04/05/17	123,070	100.0 %		2,332	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Division Crossing	Portland	OR	12/22/10	103,561	100.0 %		1,403	Ross Dress For Less, Ace Hardware
Halsey Crossing	Gresham	OR	12/22/10	99,428	100.0 %		1,523	24 Hour Fitness, Dollar Tree
Happy Valley Town Center	Happy Valley	OR	07/14/10	138,397	99.1 %		4,164	New Seasons Market
Heritage Market Center	Vancouver	WA	09/23/10	107,468	98.9 %		1,913	Safeway Supermarket, Dollar Tree
Hillsboro Market Center	Hillsboro	OR	11/23/11	156,021	98.7 %		2,723	Albertsons Supermarket, Dollar Tree, Ace Hardware
Johnson Creek Center	Happy Valley	OR	11/09/15	108,588	100.0 %		2,412	Trader Joe's, Walgreens, Sportsman's Warehouse
King City Plaza	King City	OR	05/18/18	62,676	99.2 %		1,029	Grocery Outlet Supermarket, Anytime Fitness
Powell Valley Junction	Gresham	OR	04/01/22	108,791	100.0 %		1,181	Walmart Neighborhood Market, Planet Fitness
Riverstone Marketplace	Vancouver	WA	10/11/17	95,774	95.0 %		2,305	Kroger (QFC) Supermarket
Robinwood Shopping Center	West Linn	OR	08/23/13	70,831	98.3 %		1,168	Walmart Neighborhood Market
Rose City Center	Portland	OR	09/15/16	60,680	100.0 %		805	Safeway Supermarket
Sunnyside Village Square	Happy Valley	OR	07/28/15	92,278	100.0 %		1,707	Grocery Outlet Supermarket, Snap Fitness, Ace Hardware
Tigard Marketplace	Tigard	OR	02/18/14	136,889	99.1 %		2,367	H-Mart Supermarket, Bi-Mart
Tigard Promenade	Tigard	OR	07/28/15	88,043	100.0 %		1,666	Safeway Supermarket, Petco
Wilsonville Old Town Square	Wilsonville	OR	2010/2012	49,880	100.0 %		2,024	Kroger (Fred Meyer) Supermarket*
Wilsonville Town Center	Wilsonville	OR	12/11/14	167,829	100.0 %		3,182	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Portland metro area total				**1,865,138**	**99.3 %**	**$**	**36,023**	
San Francisco metro area								
Canyon Creek Plaza	San Jose	CA	09/01/21	64,662	98.2 %	$	2,216	New Seasons Market
Country Club Gate Center	Pacific Grove	CA	07/08/11	109,331	94.1 %		2,340	Save Mart (Lucky California) Supermarket, Rite Aid Pharmacy
Country Club Village	San Ramon	CA	11/26/13	111,093	97.9 %		2,288	Walmart Neighborhood Market, CVS Pharmacy
Gateway Centre	San Ramon	CA	09/01/15	112,553	100.0 %		2,902	Save Mart (Lucky California) Supermarket, Dollar Tree
Granada Shopping Center	Livermore	CA	06/27/13	71,525	100.0 %		1,576	Save Mart (Lucky California) Supermarket
Iron Horse Plaza	Danville	CA	12/04/15	61,915	100.0 %		2,572	Lunardi's Market
Jackson Square	Hayward	CA	07/01/15	114,220	100.0 %		2,498	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Marlin Cove Shopping Center	Foster City	CA	05/04/12	73,943	88.0 %		2,232	99 Ranch Market
Monta Loma Plaza	Mountain View	CA	09/19/17	48,078	100.0 %		1,594	Safeway Supermarket
Monterey Center	Monterey	CA	07/14/16	25,626	100.0 %		1,119	Trader Joe's
North Park Plaza	San Jose	CA	04/30/14	76,697	100.0 %		2,865	H-Mart Supermarket
Pinole Vista Shopping Center	Pinole	CA	01/06/11	141,093	98.9 %		3,411	Save Mart (Lucky California) Supermarket, Planet Fitness
Pleasant Hill Marketplace	Pleasant Hill	CA	04/08/10	69,715	100.0 %		1,583	Total Wine and More, Basset Furniture
Santa Rosa Southside Shopping Center	Santa Rosa	CA	03/24/17	88,606	100.0 %		1,875	REI, World Market, DSW
Santa Teresa Village	San Jose	CA	11/08/12	131,214	97.9 %		3,406	Grocery Outlet Supermarket, Dollar Tree, MedVet
The Village at Novato	Novato	CA	07/24/12	20,081	78.3 %		460	Trader Joe's
Village Oaks Shopping Center	Martinez	CA	05/17/22	79,875	100.0 %		1,561	Save Mart (Lucky California) Supermarket
Winston Manor	South San Francisco	CA	01/07/15	49,852	86.6 %		1,691	Grocery Outlet Supermarket
San Francisco metro area total				**1,450,079**	**97.7 %**	**$**	**38,189**	

* These retailers are not tenants of ROIC.

-12-

Property Portfolio, continued

Supplemental Disclosure
Quarter Ended June 30, 2024

(dollars in thousands)

Metro Area	City	State	Date Acquired	Owned GLA	% Leased		ABR [5]	Major Tenants
Orange County metro area								
5 Points Plaza	Huntington Beach	CA	09/27/13	161,170	99.2 %	$	4,895	Trader Joe's
Cypress Center West	Cypress	CA	12/04/12	112,080	94.3 %		2,118	Kroger (Ralph's) Supermarket
Desert Springs Marketplace	Palm Desert	CA	02/17/11	113,718	97.0 %		3,052	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Fullerton Crossroads	Fullerton	CA	10/11/17	218,872	99.2 %		3,658	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
Harbor Place Center	Garden Grove	CA	12/28/12	123,836	94.5 %		1,947	Lucky Seafood Supermarket, Ross Dress For Less, AutoZone Mega Hub
Peninsula Marketplace	Huntington Beach	CA	10/15/13	95,416	100.0 %		2,583	Kroger (Ralph's) Supermarket, Planet Fitness
Santa Ana Downtown Plaza	Santa Ana	CA	01/26/10	105,536	98.3 %		2,495	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	Corona	CA	09/30/10	74,198	100.0 %		1,982	Safeway (Vons) Supermarket, CVS Pharmacy*
The Village at Nellie Gail Ranch	Laguna Hills	CA	11/30/17	89,041	92.4 %		2,932	Smart & Final Extra Supermarket
Orange County metro area total				**1,093,867**	**97.4 %**	**$**	**25,662**	
San Diego metro area								
Bay Plaza	San Diego	CA	10/05/12	73,070	100.0 %	$	2,340	Seafood City Supermarket
Bernardo Heights Plaza	Rancho Bernardo	CA	02/06/13	37,729	100.0 %		989	Sprouts Market
Bressi Ranch Village Center	Carlsbad	CA	04/04/24	116,278	98.4 %		4,666	Stater Brothers Supermarket, Trader Joe's
Creekside Plaza	Poway	CA	02/28/14	133,914	98.2 %		3,443	Stater Brothers Supermarket, AMC Theatres
Hawthorne Crossings	San Diego	CA	06/27/13	141,288	100.0 %		3,656	Mitsuwa Supermarket, Ross Dress For Less, Staples
Marketplace Del Rio	Oceanside	CA	01/03/11	183,292	98.9 %		3,730	Stater Brothers Supermarket, Walgreens, Planet Fitness
Palomar Village	Temecula	CA	10/12/21	125,130	96.9 %		2,173	Albertsons Supermarket, CVS Pharmacy
Renaissance Towne Centre	San Diego	CA	08/03/11	52,866	99.1 %		2,838	CVS Pharmacy
San Diego metro area total				**863,567**	**98.8 %**	**$**	**23,835**	

Metro Area Summary	Number of Centers	Owned GLA	% Leased		ABR [5]
Los Angeles	21	3,005,650	93.4 %	$	69,233
Seattle	20	2,393,529	98.5 %		51,776
Portland	18	1,865,138	99.3 %		36,023
San Francisco	18	1,450,079	97.7 %		38,189
Orange County	9	1,093,867	97.4 %		25,662
San Diego	8	863,567	98.8 %		23,835
TOTAL SHOPPING CENTER PORTFOLIO	**94**	**10,671,830**	**97.0 %**	**$**	**244,718**

* These retailers are not tenants of ROIC.
Note: Property Portfolio excludes one shopping center that is currently planned for redevelopment.

-13-

Supplemental Disclosure
Quarter Ended June 30, 2024

Same-Center Cash Net Operating Income Analysis

(unaudited, dollars in thousands)

	Three Months Ended				Six Months Ended			
	06/30/24	06/30/23	$ Change	% Change	06/30/24	06/30/23	$ Change	% Change
Number of shopping centers included in same-center analysis [6]	92	92			92	92		
Same-center leased rate	97.0 %	98.3 %		(1.3)%	97.0 %	98.3 %		(1.3)%
REVENUES:								
Base rents	$ 57,606	$ 57,008	$ 598	1.0 %	$ 115,112	$ 113,229	$ 1,883	1.7 %
Recoveries from tenants	20,414	19,812	602	3.0 %	40,846	39,981	865	2.2 %
Other property income	882	1,289	(407)	(31.6)%	1,456	1,409	47	3.3 %
Bad debt	(544)	(864)	320	(37.0)%	(1,074)	(1,775)	701	(39.5)%
TOTAL REVENUES	78,358	77,245	1,113	1.4 %	156,340	152,844	3,496	2.3 %
OPERATING EXPENSES:								
Property operating expenses	14,549	13,713	836	6.1 %	28,567	28,020	547	2.0 %
Property taxes	8,184	8,851	(667)	(7.5)%	16,600	17,601	(1,001)	(5.7)%
TOTAL OPERATING EXPENSES	22,733	22,564	169	0.7 %	45,167	45,621	(454)	(1.0)%
SAME-CENTER CASH NET OPERATING INCOME	**$ 55,625**	**$ 54,681**	**$ 944**	**1.7 %**	**$ 111,173**	**$ 107,223**	**$ 3,950**	**3.7 %**

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION	06/30/24	06/30/23	06/30/24	06/30/23
GAAP Operating Income	$ 27,842	$ 28,151	$ 58,426	$ 53,805
Depreciation and amortization	26,331	25,126	52,600	50,230
General and administrative expenses	5,682	5,776	11,364	11,096
Other expense	505	482	657	654
Straight-line rent	(231)	(979)	(423)	(1,326)
Amortization of above-market and below-market rent, net	(2,664)	(2,609)	(9,321)	(5,473)
Property revenues and other expenses [7]	68	(564)	129	(566)
TOTAL COMPANY CASH NET OPERATING INCOME	57,533	55,383	113,432	108,420
Non Same-Center Cash NOI	(1,908)	(702)	(2,259)	(1,197)
SAME-CENTER CASH NET OPERATING INCOME	**$ 55,625**	**$ 54,681**	**$ 111,173**	**$ 107,223**

-14-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended June 30, 2024 -15- Top Ten Tenants (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR (5) Total ABR 1 Albertsons / Safeway Supermarkets 21 1,052,996 10.2% $ 13,420 5.5% 2 Kroger Supermarkets 11 488,735 4.7% 8,014 3.3% 3 Trader Joe's 10 126,047 1.2% 3,893 1.6% 4 Save Mart Supermarkets 5 234,713 2.3% 3,603 1.5% 5 Sprouts Markets 5 175,823 1.7% 3,261 1.3% 6 JP Morgan Chase 21 86,598 0.8% 3,229 1.3% 7 Rite Aid Pharmacy 11 205,743 2.0% 3,192 1.3% 8 Grocery Outlet Supermarkets 10 225,004 2.2% 3,178 1.3% 9 H-Mart Supermarkets 3 147,040 1.4% 2,702 1.1% 10 Ross Dress For Less 6 166,703 1.6% 2,552 1.0 % Top 10 Tenants Total 103 2,909,402 28.1% $ 47,044 19.2 % Other Tenants 1,987 7,434,529 71.9% 197,674 80.8 % Total Portfolio 2,090 10,343,931 100.0% $ 244,718 100.0%

Supplemental Disclosure
Quarter Ended June 30, 2024

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [8]

	Number of Leases Expiring [9]	Leased GLA	Percent of Total Leased GLA		Total ABR [5]	Percent of Total ABR		ABR Per Sq. Ft.
2024	2	33,492	0.3 %	$	550	0.2 %	$	16.41
2025	17	552,423	5.3 %		7,648	3.1 %		13.84
2026	23	765,259	7.4 %		10,148	4.1 %		13.26
2027	13	433,197	4.2 %		5,137	2.2 %		11.86
2028	30	1,003,754	9.7 %		18,981	7.8 %		18.91
2029	22	753,991	7.4 %		13,743	5.6 %		18.23
2030	17	615,097	5.9 %		9,685	4.0 %		15.75
2031	11	335,269	3.2 %		5,240	2.1 %		15.63
2032	8	266,426	2.6 %		3,975	1.6 %		14.92
2033	9	279,734	2.7 %		3,933	1.6 %		14.06
2034+	18	658,162	6.4 %		11,093	4.5 %		16.85
	170	5,696,804	55.1 %	$	90,133	36.8 %	$	15.82

Non-Anchor Tenants

	Number of Leases Expiring [9]	Leased GLA	Percent of Total Leased GLA		Total ABR [5]	Percent of Total ABR		ABR Per Sq. Ft.
2024	100	186,740	1.8 %	$	5,703	2.3 %	$	30.54
2025	277	555,951	5.4 %		17,895	7.3 %		32.19
2026	306	691,833	6.7 %		22,722	9.3 %		32.84
2027	308	704,947	6.8 %		23,386	9.6 %		33.17
2028	295	680,349	6.6 %		23,783	9.7 %		34.96
2029	248	597,886	5.7 %		20,352	8.3 %		34.04
2030	79	218,590	2.1 %		7,973	3.3 %		36.48
2031	63	189,889	1.8 %		6,298	2.6 %		33.17
2032	74	234,708	2.3 %		7,547	3.1 %		32.15
2033	68	226,973	2.2 %		7,139	2.9 %		31.45
2034+	102	359,261	3.5 %		11,787	4.8 %		32.81
	1,920	4,647,127	44.9 %	$	154,585	63.2 %	$	33.26

All Tenants

	Number of Leases Expiring [9]	Leased GLA	Percent of Total Leased GLA		Total ABR [5]	Percent of Total ABR		ABR Per Sq. Ft.
2024	102	220,232	2.1 %	$	6,253	2.5 %	$	28.39
2025	294	1,108,374	10.7 %		25,543	10.4 %		23.05
2026	329	1,457,092	14.1 %		32,870	13.4 %		22.56
2027	321	1,138,144	11.0 %		28,523	11.8 %		25.06
2028	325	1,684,103	16.3 %		42,764	17.5 %		25.39
2029	270	1,351,877	13.1 %		34,095	13.9 %		25.22
2030	96	833,687	8.0 %		17,658	7.3 %		21.18
2031	74	525,158	5.0 %		11,538	4.7 %		21.97
2032	82	501,134	4.9 %		11,522	4.7 %		22.99
2033	77	506,707	4.9 %		11,072	4.5 %		21.85
2034+	120	1,017,423	9.9 %		22,880	9.3 %		22.49
	2,090	10,343,931	100.0 %	$	244,718	100.0 %	$	23.66

-16-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended June 30, 2024 -17- Leasing Summary For the Three Months Ended June 30, 2024 For the Six Months Ended June 30, 2024 New Leases Non-Anchor Anchor (8) Total Non-Anchor Anchor (8) Total Number of Leases 39 1 40 65 1 66 Gross Leasable Area (sq. ft.) 89,189 27,462 116,651 133,157 27,462 160,619 Initial Base Rent ($/sq. ft.) (10) $ 30.63 $ 10.00 $ 25.77 $ 30.83 $ 10.00 $ 27.27 Tenant Improvements ($/sq. ft.) $ 2.80 $ — $ 2.14 $ 1.92 $ — $ 1.59 Leasing Commissions ($/sq. ft.) $ 5.36 $ 4.92 $ 5.25 $ 4.29 $ 4.92 $ 4.40 Weighted Average Lease Term (Yrs.) (9) 7.2 15.0 9.0 7.1 15.0 8.5 Renewals Non-Anchor Anchor (8) Total Non-Anchor Anchor (8) Total Number of Leases 88 3 91 142 10 152 Gross Leasable Area (sq. ft.) 147,050 129,045 276,095 279,203 336,217 615,420 Initial Base Rent ($/sq. ft.) (10) $ 37.27 $ 10.83 $ 24.91 $ 37.82 $ 14.88 $ 25.29 Tenant Improvements ($/sq. ft.) $ 0.69 $ 1.39 $ 1.02 $ 0.81 $ 1.28 $ 1.06 Leasing Commissions ($/sq. ft.) $ 0.03 $ — $ 0.01 $ 0.03 $ 0.11 $ 0.08 Weighted Average Lease Term (Yrs.) (9) 5.0 5.0 5.0 5.1 5.0 5.1 Total Non-Anchor Anchor (8) Total Non-Anchor Anchor (8) Total Number of Leases 127 4 131 207 11 218 Gross Leasable Area (sq. ft.) 236,239 156,507 392,746 412,360 363,679 776,039 Initial Base Rent ($/sq. ft.) (10) $ 34.76 $ 10.69 $ 25.17 $ 35.56 $ 14.51 $ 25.70 Tenant Improvements ($/sq. ft.) $ 1.49 $ 1.15 $ 1.35 $ 1.17 $ 1.18 $ 1.17 Leasing Commissions ($/sq. ft.) $ 2.04 $ 0.86 $ 1.57 $ 1.41 $ 0.47 $ 0.97 Weighted Average Lease Term (Yrs.) (9) 5.8 6.8 6.2 5.7 5.8 5.8

Supplemental Disclosure
Quarter Ended June 30, 2024

Same-Space Comparative Leasing Summary

	For the Three Months Ended June 30, 2024			For the Six Months Ended June 30, 2024		
New Leases	**Non-Anchor**	**Anchor (8)**	**Total**	**Non-Anchor**	**Anchor (8)**	**Total**
Comparative # of Leases	22	1	23	36	1	37
Comparative GLA (sq. ft.) (11)	45,709	27,462	73,171	71,065	27,462	98,527
Prior Base Rent ($/sq. ft.) (12)	$ 29.07	$ 8.25	$ 21.26	$ 29.07	$ 8.25	$ 23.26
Initial Base Rent ($/sq. ft.) (10)	$ 32.25	$ 10.00	$ 23.90	$ 32.37	$ 10.00	$ 26.14
Percentage Change in Base Rents	10.9%	21.2%	12.4%	11.4%	21.2%	12.3%
Tenant Improvements ($/sq. ft.)	$ 1.75	$ —	$ 1.09	$ 1.21	$ —	$ 0.87
Leasing Commissions ($/sq. ft.)	$ 4.70	$ 4.92	$ 4.78	$ 3.44	$ 4.92	$ 3.85
Weighted Average Lease Term (Yrs.) (9)	7.5	15.0	10.3	7.2	15.0	9.4
Renewals	**Non-Anchor**	**Anchor (8)**	**Total**	**Non-Anchor**	**Anchor (8)**	**Total**
Comparative # of Leases	88	3	91	142	10	152
Comparative GLA (sq. ft.) (11)	147,050	129,045	276,095	279,203	336,217	615,420
Prior Base Rent ($/sq. ft.) (12)	$ 35.02	$ 10.46	$ 23.54	$ 35.26	$ 14.26	$ 23.79
Initial Base Rent ($/sq. ft.) (10)	$ 37.27	$ 10.83	$ 24.91	$ 37.82	$ 14.88	$ 25.29
Percentage Change in Base Rents	6.4%	3.5%	5.8%	7.3%	4.3%	6.3%
Tenant Improvements ($/sq. ft.)	$ 0.69	$ 1.39	$ 1.02	$ 0.81	$ 1.28	$ 1.06
Leasing Commissions ($/sq. ft.)	$ 0.03	$ —	$ 0.01	$ 0.03	$ 0.11	$ 0.08
Weighted Average Lease Term (Yrs.) (9)	5.0	5.0	5.0	5.1	5.0	5.1
Total	**Non-Anchor**	**Anchor (8)**	**Total**	**Non-Anchor**	**Anchor (8)**	**Total**
Comparative # of Leases	110	4	114	178	11	189
Comparative GLA (sq. ft.) (11)	192,759	156,507	349,266	350,268	363,679	713,947
Prior Base Rent ($/sq. ft.) (12)	$ 33.61	$ 10.07	$ 23.07	$ 34.00	$ 13.81	$ 23.72
Initial Base Rent ($/sq. ft.) (10)	$ 36.08	$ 10.69	$ 24.70	$ 36.71	$ 14.51	$ 25.40
Percentage Change in Base Rents	7.3%	6.1%	7.1%	8.0%	5.1%	7.1%
Tenant Improvements ($/sq. ft.)	$ 0.94	$ 1.15	$ 1.04	$ 0.89	$ 1.18	$ 1.04
Leasing Commissions ($/sq. ft.)	$ 1.13	$ 0.86	$ 1.01	$ 0.73	$ 0.47	$ 0.60
Weighted Average Lease Term (Yrs.) (9)	5.6	6.8	6.1	5.5	5.8	5.7

-18-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended June 30, 2024 -19- Leased vs. Billed Summary (dollars in thousands) 06/30/24 03/31/24 12/31/23 09/30/23 % leased at beginning of quarter 96.4% 97.7% 98.2% 98.3% % billed at beginning of quarter 93.9% 95.2% 95.7% 95.7 % ABR of new leases signed/not yet commenced - at beginning of quarter (5) $ 6,672 $ 6,994 $ 7,289 $ 7,213 less: ABR of new leases commenced during quarter (1,882) (1,370) (2,154) (1,918) plus: ABR of new leases signed during quarter 2,502 1,048 1,859 1,994 ABR of new leases signed/not yet commenced - at end of quarter $ 7,292 $ 6,672 \$ 6,994 \$ 7,289 % leased at end of quarter 97.0% 96.4% 97.7% 98.2% % billed at end of quarter 94.5% 93.9% 95.2% 95.7 % ABR of new leases commenced during quarter - amount billed $ 191 $ 185 $ 250 $ 205

Supplemental Disclosure Quarter Ended June 30, 2024 -20- Footnotes 1. Weighted Average (WA) excludes interest rate swap maturity dates. 2. Does not include extension options available to ROIC. 3. Net unamortized deferred financing charges for the Term Loan, Senior Notes and Mortgages. 4. Calculated in accordance with GAAP pursuant to underlying bond indentures. 5. ABR is equal to annualized base rent on a cash basis for all leases in-place at period end. 6. Same centers are those shopping centers which were owned for the entirety of the current and comparable prior year period, except for one shopping center that is currently planned for redevelopment and is no longer being managed as a retail asset. 7. Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments. 8. Anchor tenants are leases equal to or greater than 15,000 square feet. 9. Does not assume exercise of renewal options. 10. Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized. 11. Comparative GLA includes spaces that were vacant for less than 12 months, excludes spaces that were not leased at the time of acquisition. 12. Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

Supplemental Disclosure Quarter Ended June 30, 2024 -21- Investor Information Retail Opportunity Investments Corp. Investor Relations: Transfer Agent: www.roireit.net Nicolette O'Leary Syed Hussaini NASDAQ: ROIC noleary@roireit.net Computershare 11250 El Camino Real, Suite 200 858.255.4913 syed.hussaini@computershare.com San Diego, CA 92130 Equity Research Coverage Bank of America Merrill Lynch Jeffrey Spector 646.855.1363 Bank of Montreal John P. Kim 212.885.4115 Juan Sanabria 312.845.4074 Baird Wes Golladay 216.737.7510 BTIG Michael Gorman 212.738.6138 Citi Nicholas Joseph 212.816.1909 Craig Mailman 212.816.4471 Green Street Paulina Rojas Schmidt 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Linda Tsai 212.778.8011 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James RJ Milligan 908.447.4493 Wells Fargo Securities Dori Kesten 617.603.4233 James Feldman 212.214.5328 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Stifel Thierry Perrein 203.548.9398 Ratings Agency Coverage Fitch Ratings, Inc. Christopher Wimmer 646.582.3412 Moody’s Ratings Misbah Seyal 212.553.9357 S&P Global Ratings Michael Souers 212.438.2508